Exhibit 99.1

Dollar Tree, Inc. to Host Third Quarter Earnings Conference Call

CHESAPEAKE, Va. - November 15, 2018 - Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores, will host its conference call for investors and analysts to discuss financial results for the third quarter ended November 3, 2018.

WHEN:        Thursday, November 29, 2018
9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 855-719-5012 for USA and Canadian calls or 334-323-0522 for international calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Wednesday, December 5, and may be accessed by dialing 888-203-1112. Please enter Passcode # 9066202.

CONTACT:        Dollar Tree, Inc., Chesapeake
Randy Guiler
757-321-5284
www.DollarTree.com
DLTR-E